STRATEGIC PARTNERS
ANNUITY ONE(SM)

VARIABLE ANNUITY
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PROSPECTUS: SEPTEMBER 18, 2000

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
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Strategic Partners Annuity One offers a wide variety of investment choices, including 25 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS
JENNISON ASSOCIATES
AIM ADVISORS
ALLIANCE CAPITAL MANAGEMENT
BANKERS TRUST, PART OF DEUTSCHE ASSET MANAGEMENT
DAVIS SELECT ADVISERS
FIDELITY MANAGEMENT AND RESEARCH
INVESCO
JANUS CAPITAL
MFS
PIMCO

You may choose between two versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
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Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
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To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated September 18, 2000. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 47 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
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 (888) PRU-2888 or write to us at:

 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS
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                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
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                                       SUMMARY
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                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     13
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
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                                       SECTIONS 1-9
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                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     26
                                                Transfers Among Options............................     27
                                                Other Available Features...........................     28
                                                Voting Rights......................................     29
                                                Substitution.......................................     29

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).......... ..........     30
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     30
                                                    Option 1: Annuity Payments for a Fixed
                                                  Period...........................................     30
                                                    Option 2: Life Annuity with 120 Payments (10
                                                  Years) Certain...................................     30
                                                    Option 3: Interest Payment Option..............     30
                                                    Other Annuity Options..........................     30
                                                Guaranteed Minimum Income Benefit..................     31
                                                    GMIB Option 1 -- Single Life Payout Option.....     32
                                                    GMIB Option 2 -- Joint Life Payout Option......     32

                                           Section 4: What is the Death Benefit?...................     33
                                                Beneficiary........................................     33
                                                Calculation of the Death Benefit...................     33
                                                Payout Options.....................................     34

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     35
                                                Purchase Payments..................................     35
                                                Allocation of Purchase Payments....................     35
                                                Credits............................................     35
                                                Calculating Contract Value.........................     36

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     37
                                                Insurance and Administrative Charge................     37
                                                Guaranteed Minimum Income Benefit Charge...........     37
                                                Annual Contract Fee................................     38
                                                Withdrawal Charge..................................     38
                                                Premium Taxes......................................     39
                                                Transfer Fee.......................................     39
                                                Company Taxes......................................     39

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                                           Section 7: How Can I Access My Money?...................     40
                                                Withdrawals During the Accumulation Phase..........     40
                                                Automated Withdrawals..............................     40
                                                Suspension of Payments or Transfers................     40

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     41
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     41
                                                Contracts Held by Tax-Favored Plans................     42

                                           Section 9: Other Information............................     46
                                                Pruco Life Insurance Company.......................     46
                                                The Separate Account...............................     46
                                                Sale and Distribution of the Contract..............     46
                                                Assignment.........................................     47
                                                Financial Statements...............................     47
                                                Statement of Additional Information................     47
                                                IRA Disclosure Statement...........................     48

                                       PART III: PROSPECTUSES
                                       -----------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       --------------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES

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PART I SUMMARY
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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract With Credit, any credit that has not yet vested.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and a longer withdrawal charge period, and has no fixed rate investment options available.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has lower withdrawal charges and a shorter withdrawal charge period, and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. The credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. See "How Can I Purchase A Strategic Partners Annuity One Contract" on page 35.

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested or a potentially greater amount related to

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

market appreciation. A guaranteed minimum death benefit is available for an additional charge.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount of the benefit. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will equal the "roll-up value."

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

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GLOSSARY CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," page 41.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 25 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.  One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit.  The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least 3% in interest annually. Payments you allocate to the fixed interest rate options become part of Pruco Life's general assets.

   You can invest your money in any or all of the variable investment options and (under the Contract Without Credit) the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of death benefit options. A guaranteed minimum income benefit may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

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SUMMARY FOR SECTIONS 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund

   Prudential Global Portfolio

   Prudential Jennison Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Growth and Income Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio

   SP MFS Mid Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   If you choose the Contract Without Credit, two guaranteed fixed interest rate options are also available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select. We guarantee that the interest rate for dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit. See "What Kind Of Payments Will I Receive During the Income Phase" on page 30.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "roll-up value"; or

-  the greater of the step-up value or roll-up value.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 33.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related cost and charges.

- Each year we may deduct a contract maintenance charge. Currently, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily charge is equivalent to an annual charge of:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.60% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.70% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

- We will make an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. Currently, only the roll-up guaranteed minimum income benefit option is available. The charge for this benefit is equal to 0.25% of the roll-up value. In the future, we may also offer other options, for which different charges may apply.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 5% of your contract value.

- The mutual funds in which the variable investment options invest also incur fees and expenses. These daily charges currently range on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.

- If, after making a purchase payment, you withdraw money (or you begin the income phase) less than:

   --  nine years later, if you purchase the Contract With Credit, or

   -- seven years later, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 13 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 37.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. In addition, if you purchase a Contract With Credit, we may take back any
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SUMMARY FOR SECTIONS 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

credit that has not vested that corresponds to the purchase payment(s) you withdraw.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contracts prior to age
59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance Company of America, and sold by registered representatives.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
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THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THIS SUMMARY INCLUDES THE 1999 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS (OR FOR THOSE FUNDS THAT DID NOT BEGIN OPERATING UNTIL AFTER 1999, ESTIMATED EXPENSES) BUT DOES NOT INCLUDE ANY CHARGE FOR PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

The chart below summarizes maximum charges for Strategic Partners Annuity One. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 37. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

WITHDRAWAL CHARGE (SEE NOTE 1 ON PAGE 14)
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         NUMBER OF CONTRACT           CONTRACT   CONTRACT
        ANNIVERSARIES SINCE             WITH     WITHOUT
          PURCHASE PAYMENT             CREDIT     CREDIT
        -------------------           --------   --------
                 0                       7%         7%
                 1                       7%         6%
                 2                       7%         5%
                 3                       6%         4%
                 4                       5%         3%
                 5                       4%         2%
                 6                       3%         1%
                 7                       2%         0%
                 8                       1%         0%
                 9                       0%         0%
                                         --         --

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SUMMARY OF CONTRACT EXPENSES CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

MAXIMUM TRANSFER FEE                                          ALL CONTRACTS
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         first 12 transfers per contract year                     $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                     $  30

MAXIMUM ANNUAL CONTRACT FEE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (see Note 3 below)
---------------------------------------------------------------------------
                                                                  $  60

INSURANCE AND ADMINISTRATIVE EXPENSES
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         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         BASE DEATH BENEFIT:                                       1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
           Step-Up:                                                1.60%
         Guaranteed Minimum Death Benefit Option--Greater of
           Roll-Up and Step-Up:                                    1.70%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS (see Note 4 below)
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                                                       0.25% of the "roll-up
                                                     value"
                                                           (see Note 4 below)

NOTE 1: EACH CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF YOUR NET PURCHASE PAYMENTS WITHOUT PAYING A WITHDRAWAL CHARGE. WE WILL WAIVE THE WITHDRAWAL FEE IF WE PAY A DEATH BENEFIT OR UNDER CERTAIN OTHER CIRCUMSTANCES. SEE "WITHDRAWAL CHARGE" ON PAGE 38.

NOTE 2: CURRENTLY WE CHARGE $25 FOR EACH TRANSFER AFTER THE TWELFTH IN A CONTRACT YEAR. WE CAN RAISE THAT CHARGE UP TO A MAXIMUM OF $30, AS SHOWN IN THE ABOVE TABLE, BUT HAVE NO CURRENT INTENTION TO DO SO. WE WILL NOT CHARGE YOU FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING AND DO NOT COUNT THEM TOWARD THE LIMIT OF 12 FREE TRANSFERS PER YEAR.

NOTE 3: AS SHOWN IN THE TABLE ABOVE, WE HAVE THE RIGHT TO ASSESS A FEE OF UP TO $60 ANNUALLY AND AT THE TIME OF FULL WITHDRAWAL. CURRENTLY, WE DO NOT ASSESS THIS FEE IF YOUR CONTRACT VALUE IS AT LEAST $50,000. IF YOUR CONTRACT VALUE IS AT LEAST $1,500 BUT LESS THAN $50,000, WE CURRENTLY ASSESS A FEE OF $30. IF YOUR CONTRACT VALUE IS LESS THAN $1,500, WE CURRENTLY ASSESS A LOWER FEE, EQUAL TO 2% OF YOUR CONTRACT VALUE. ALTHOUGH WE COULD RAISE THESE FEES UP TO THE MAXIMUM OF $60, WE HAVE NO CURRENT INTENTION TO DO SO.

NOTE 4: WE IMPOSE THIS CHARGE ONLY IF YOU CHOOSE THE GUARANTEED MINIMUM INCOME BENEFIT. SEE "GUARANTEED MINIMUM INCOME BENEFIT," ON PAGE 31. THIS CHARGE IS EQUAL TO 0.25% OF THE "ROLL-UP VALUE." SUBJECT TO CERTAIN AGE RESTRICTION, THE ROLL-UP VALUE IS THE TOTAL OF ALL INVESTED PURCHASE PAYMENTS COMPOUNDED DAILY AT AN EFFECTIVE ANNUAL RATE OF 5.0%, SUBJECT TO A 200% CAP. BOTH THE ROLL-UP VALUE AND THE CAP ARE REDUCED PROPORTIONALLY BY WITHDRAWALS. WE ASSESS THIS FEE ANNUALLY. WE ALSO ASSESS THIS FEE IF YOU MAKE A FULL WITHDRAWAL, BUT PRORATE THE FEE TO REFLECT A PARTIAL RATHER THAN FULL YEAR. IF YOU MAKE A PARTIAL WITHDRAWAL, WE WILL ASSESS THE PRORATED FEE IF THE REMAINING CONTRACT VALUE AFTER THE WITHDRAWAL WOULD BE LESS THAN THE AMOUNT OF THE PRORATED FEE; OTHERWISE WE WILL NOT ASSESS THE FEE AT THAT TIME. IN THE FUTURE, WE MAY MAKE OTHER GUARANTEED MINIMUM INCOME BENEFIT OPTIONS AVAILABLE. THOSE OTHER OPTIONS MAY INVOLVE DIFFERENT FEES.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 15)

THESE ARE THE HISTORICAL FUND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999, EXCEPT AS INDICATED. FUND EXPENSES ARE NOT FIXED OR GUARANTEED BY THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT AND WILL VARY FROM YEAR TO YEAR.

(1) THE PRUDENTIAL SERIES FUND:

BECAUSE THIS IS THE FIRST YEAR OF OPERATION FOR ALL "SP" PORTFOLIOS, OTHER EXPENSES ARE ESTIMATED BASED ON MANAGEMENT'S PROJECTION OF NON-ADVISORY FEE EXPENSES. EACH "SP" PORTFOLIO HAS EXPENSE REIMBURSEMENTS IN EFFECT, AND THE TABLE SHOWS TOTAL EXPENSES BOTH WITH AND WITHOUT THESE EXPENSE REIMBURSEMENTS. THESE EXPENSE REIMBURSEMENTS ARE VOLUNTARY AND MAY BE TERMINATED AT ANY TIME.

(2) EACH ASSET ALLOCATION PORTFOLIO OF THE PRUDENTIAL SERIES FUND INVESTS IN A COMBINATION OF UNDERLYING PORTFOLIOS OF THE PRUDENTIAL SERIES FUND. THE TOTAL EXPENSES AND TOTAL EXPENSES AFTER EXPENSE REIMBURSEMENT FOR EACH ASSET ALLOCATION PORTFOLIO ARE CALCULATED AS A BLEND OF THE ADVISORY FEES OF THE UNDERLYING PORTFOLIOS, PLUS A 0.05% ADVISORY FEE PAYABLE TO THE INVESTMENT ADVISER, PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC.

(3) JANUS ASPEN SERIES GROWTH
    PORTFOLIO -- SERVICE SHARES:

EXPENSES ARE BASED ON THE ESTIMATED EXPENSES THAT THE NEW SERVICE SHARES CLASS OF THE GROWTH PORTFOLIO EXPECTS TO INCUR IN ITS FIRST FISCAL YEAR. JANUS ASPEN SERIES MAINTAINS A DISTRIBUTION PLAN, OR "12B-1 PLAN", FOR THIS CLASS OF SHARES UNDER WHICH AN ANNUAL FEE OF 0.25% OF THE CLASS'S AVERAGE DAILY NET ASSETS IS PAID TO THE CLASS DISTRIBUTOR. THIS FEE IS DISCUSSED IN THE JANUS ASPEN SERIES PROSPECTUS.

--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
----------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND(1)
----------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                           0.75%           0.09%            0.84%               0.84%
         Prudential Jennison Portfolio                         0.60%           0.03%            0.63%               0.63%
         Prudential Money Market Portfolio                     0.40%           0.02%            0.42%               0.42%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.64%            1.48%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           0.50%            1.45%               1.07%
         SP AIM Growth and Income Portfolio                    0.85%           0.38%            1.23%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.30%            1.20%               1.10%
         SP Alliance Technology Portfolio                      1.15%           0.47%            1.62%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.51%            1.26%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.60%            1.31%               0.87%
         SP Davis Value Portfolio                              0.75%           0.31%            1.06%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           0.77%            1.67%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.51%            1.31%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           0.59%            1.54%               1.15%
         SP Jennison International Growth Portfolio            0.85%           0.99%            1.84%               1.24%
         SP Large Cap Value Portfolio                          0.80%           0.34%            1.14%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           0.39%            1.14%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           0.52%            1.32%               1.00%
         SP PIMCO High Yield                                   0.60%           0.77%            1.37%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.57%            1.17%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.52%            1.12%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.68%            1.58%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           0.42%            1.32%               1.01%

                                                             INVESTMENT
                                                              ADVISORY           12b-1           OTHER
                                                                FEES             FEE(2)        EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(3)
----------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%           0.25%            0.02%               0.92%

* REFLECTS FEE WAIVERS AND REIMBURSEMENT OF EXPENSES, IF ANY. SEE NOTES ON PAGE
         .

THE "EXPENSE EXAMPLES" ON THE FOLLOWING PAGES ARE CALCULATED USING THE FIGURES IN THE "TOTAL ACTUAL EXPENSES AFTER EXPENSE REIMBURSEMENT" COLUMN IN THE ABOVE TABLE.

--------------------------------------------------------------------------------

                       This page intentionally left blank

--------------------------------------------------------------------------------
 16

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Expense Examples
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS ANNUITY ONE. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS ANNUITY ONE WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1A: CONTRACT WITHOUT CREDIT, BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You do not choose a Guaranteed Minimum Death Benefit Option or Guaranteed Minimum Income Benefit Option;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets the end of the indicated period.

EXAMPLE 1B: CONTRACT WITHOUT CREDIT, BASE DEATH BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2A: CONTRACT WITHOUT CREDIT, GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION, GUARANTEED MINIMUM INCOME BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;

- You choose Guaranteed Minimum Death Benefit Option that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit Option;

- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets the end of the indicated period.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 2B: CONTRACT WITHOUT CREDIT, GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION, GUARANTEED MINIMUM INCOME BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3A: CONTRACT WITH CREDIT, BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract With Credit.

EXAMPLE 3B: CONTRACT WITH CREDIT, BASE DEATH, AND YOU DO NOT WITHDRAW YOUR
ASSETS

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract With Credit

EXAMPLE 4A: CONTRACT WITH CREDIT, GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION, GUARANTEED MINIMUM INCOME BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract With Credit;

EXAMPLE 4B: Contract With Credit, Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option, Guaranteed Minimum Income Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract With Credit.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following page.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER.

THESE EXAMPLES ASSUME THAT THE CURRENT EXPENSE REIMBURSEMENTS REMAIN IN EFFECT DURING THE LIFE OF THE CONTRACT. IF THE EXPENSE REIMBURSEMENTS TERMINATED, EXPENSES COULD INCREASE.

THE CHARGES SHOWN IN THE 10 YEAR COLUMN ARE THE SAME FOR EXAMPLE 1A AND EXAMPLE 1B, THE SAME FOR EXAMPLE 2A AND 2B, THE SAME FOR EXAMPLE 3A AND 3B, AND THE SAME FOR EXAMPLE 4A AND 4B. THIS IS BECAUSE IF 10 YEARS HAVE ELAPSED SINCE YOUR LAST PURCHASE PAYMENT, WE WOULD NO LONGER DEDUCT WITHDRAWAL CHARGES WHEN YOU MAKE A WITHDRAWAL OR BEGIN THE INCOME PHASE OF YOUR CONTRACT.

IF YOUR CONTRACT VALUE IS LESS THAN $50,000 ON YOUR CONTRACT ANNIVERSARY (OR UPON A FULL WITHDRAWAL), WE DEDUCT $30 OR, IF YOUR CONTRACT VALUE IS LESS THAN $1,500, A LOWER AMOUNT EQUAL TO 2% OF YOUR CONTRACT VALUE. THE EXAMPLES USE AN AVERAGE ANNUAL CONTRACT FEE, WHICH WE CALCULATED BASED ON OUR ESTIMATE OF THE TOTAL CONTRACT FEES WE EXPECT TO COLLECT IN THE INITIAL YEAR OF THIS CONTRACT. BASED ON THESE ESTIMATES, THE ANNUAL CONTRACT FEE IS INCLUDED AS AN ANNUAL CHARGE OF 0.05% OF CONTRACT VALUE.

YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION AMONG THE INVESTMENT OPTIONS.

THE EXAMPLES DO NOT REFLECT PREMIUM TAXES. WE MAY APPLY A CHARGE FOR PREMIUM TAXES DEPENDING ON WHAT STATE YOU LIVE IN.
--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                          EXAMPLE 1B:
                                                          EXAMPLE 1A:                     IF YOU DO NOT WITHDRAW YOUR
                                                          IF YOU WITHDRAW YOUR ASSETS     ASSETS
                                                          -------------------------------------------------------------
                                                          1 YR   3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                      $862   $1165   $1495   $2626    $232   $715    $1225   $2626
         Prudential Jennison Portfolio                    $841   $1102   $1389   $2410    $211   $652    $1119   $2410
         Prudential Money Market Portfolio                $820   $1038   $1281   $2190    $190   $588    $1011   $2190
         Prudential Stock Index Portfolio                 $817   $1029   $1265   $2159    $187   $579     $995   $2159
         SP Aggressive Growth Asset Allocation Portfolio  $882   $1226   $1596   $2826    $252   $776    $1326   $2826
         SP AIM Aggressive Growth Portfolio               $885   $1235   $1610   $2856    $255   $785    $1340   $2856
         SP AIM Growth and Income Portfolio               $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP Alliance Large Cap Growth Portfolio           $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Alliance Technology Portfolio                 $908   $1303   $1724   $3080    $278   $853    $1454   $3080
         SP Balanced Asset Allocation Portfolio           $870   $1189   $1535   $2706    $240   $739    $1265   $2706
         SP Conservative Asset Allocation Portfolio       $870   $1190   $1537   $2713    $240   $740    $1267   $2713
         SP Davis Value Portfolio                         $861   $1162   $1490   $2615    $231   $712    $1220   $2615
         SP Deutsche International Equity Portfolio       $888   $1243   $1625   $2885    $258   $793    $1355   $2885
         SP Growth Asset Allocation Portfolio             $875   $1205   $1561   $2756    $245   $755    $1291   $2756
         SP INVESCO Small Company Growth Portfolio        $893   $1258   $1650   $2934    $263   $808    $1380   $2934
         SP Jennison International Growth Portfolio       $902   $1285   $1695   $3022    $272   $835    $1425   $3022
         SP Large Cap Value Portfolio                     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP MFS Capital Opportunities Portfolio           $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP MFS Mid Cap Growth Portfolio                  $878   $1214   $1576   $2786    $248   $764    $1306   $2786
         SP PIMCO High Yield Portfolio                    $860   $1159   $1485   $2605    $230   $709    $1215   $2605
         SP PIMCO Total Return Portfolio                  $854   $1141   $1455   $2544    $224   $691    $1185   $2544
         SP Prudential U.S. Emerging Growth Portfolio     $868   $1183   $1525   $2686    $238   $733    $1255   $2686
         SP Small/Mid Cap Value Portfolio                 $883   $1229   $1601   $2836    $253   $779    $1331   $2836
         SP Strategic Partners Focused Growth Portfolio   $879   $1217   $1581   $2796    $249   $767    $1311   $2796

JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                 $870   $1189   $1535   $2706    $240   $739    $1265   $2706

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                         EXAMPLE 2A:                     EXAMPLE 2B:
                                                         IF YOU WITHDRAW YOUR ASSETS     IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                         ---------------------------------------------------------------------
                                                         1 YR   3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $917   $1330   $1769   $3166     $287      $880     $1499      $3166
         Prudential Jennison Portfolio                   $896   $1267   $1665   $2964     $266      $817     $1395      $2964
         Prudential Money Market Portfolio               $875   $1205   $1561   $2756     $245      $755     $1291      $2756
         Prudential Stock Index Portfolio                $872   $1195   $1545   $2726     $242      $745     $1275      $2726
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $937   $1389   $1866   $3355     $307      $939     $1596      $3355
         SP AIM Aggressive Growth Portfolio              $940   $1398   $1881   $3383     $310      $948     $1611      $3383
         SP AIM Growth and Income Portfolio              $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP Alliance Large Cap Growth Portfolio          $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Alliance Technology Portfolio                $963   $1465   $1992   $3595     $333     $1015     $1722      $3595
         SP Balanced Asset Allocation Portfolio          $925   $1354   $1808   $3242     $295      $904     $1538      $3242
         SP Conservative Asset Allocation Portfolio      $925   $1354   $1810   $3251     $295      $904     $1540      $3251
         SP Davis Value Portfolio                        $916   $1327   $1764   $3157     $286      $877     $1494      $3157
         SP Deutsche International Equity Portfolio      $943   $1407   $1895   $3411     $313      $957     $1625      $3411
         SP Growth Asset Allocation Portfolio            $930   $1368   $1832   $3290     $300      $918     $1562      $3290
         SP INVESCO Small Company Growth Portfolio       $948   $1421   $1919   $3457     $318      $971     $1649      $3457
         SP Jennison International Growth Portfolio      $957   $1448   $1963   $3540     $327      $998     $1693      $3540
         SP Large Cap Value Portfolio                    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP MFS Capital Opportunities Portfolio          $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP MFS Mid Cap Growth Portfolio                 $933   $1377   $1847   $3318     $303      $927     $1577      $3318
         SP PIMCO High Yield Portfolio                   $915   $1324   $1759   $3147     $285      $874     $1489      $3147
         SP PIMCO Total Return Portfolio                 $909   $1306   $1729   $3090     $279      $856     $1459      $3090
         SP Prudential U.S. Emerging Growth Portfolio    $923   $1348   $1798   $3223     $293      $898     $1528      $3223
         SP Small/Mid Cap Value Portfolio                $938   $1392   $1871   $3365     $308      $942     $1601      $3365
         SP Strategic Partners Focused Growth Portfolio  $934   $1380   $1852   $3327     $304      $930     $1582      $3327

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $925   $1354   $1808   $3242     $295      $904     $1538      $3242

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

--------------------------------------------------------------------------------
 20

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT:
BASE DEATH BENEFIT; NO GUARANTEED MINIMUM INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------------------
                                                                                          EXAMPLE 3B:
                                                         EXAMPLE 3A:                      IF YOU DO NOT WITHDRAW YOUR
                                                         IF YOU WITHDRAW YOUR ASSETS      ASSETS
                                                         --------------------------------------------------------------
                                                         1 YR    3 YRS   5 YRS   10 YRS   1 YR   3 YRS   5 YRS   10 YRS
THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                     $1271   $1700   $1972   $2731    $241   $744    $1274   $2731
         Prudential Jennison Portfolio                   $1249   $1633   $1861   $2507    $219   $678    $1163   $2507
         Prudential Money Market Portfolio               $1228   $1567   $1749   $2278    $198   $611    $1051   $2278
         Prudential Stock Index Portfolio                $1224   $1557   $1733   $2245    $194   $602    $1035   $2245
         SP Aggressive Growth Asset Allocation
           Portfolio                                     $1292   $1762   $2077   $2939    $262   $807    $1379   $2939
         SP AIM Aggressive Growth Portfolio              $1295   $1771   $2092   $2970    $265   $816    $1394   $2970
         SP AIM Growth and Income Portfolio              $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP Alliance Large Cap Growth Portfolio          $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Alliance Technology Portfolio                $1319   $1843   $2211   $3203    $289   $887    $1513   $3203
         SP Balanced Asset Allocation Portfolio          $1280   $1725   $2014   $2814    $250   $769    $1316   $2814
         SP Conservative Asset Allocation Portfolio      $1280   $1725   $2016   $2822    $250   $770    $1318   $2822
         SP Davis Value Portfolio                        $1270   $1696   $1967   $2720    $240   $741    $1269   $2720
         SP Deutsche International Equity Portfolio      $1298   $1781   $2108   $3001    $268   $825    $1410   $3001
         SP Growth Asset Allocation Portfolio            $1285   $1740   $2040   $2867    $255   $785    $1342   $2867
         SP INVESCO Small Company Growth Portfolio       $1304   $1796   $2133   $3052    $274   $841    $1435   $3052
         SP Jennison International Growth Portfolio      $1313   $1824   $2180   $3143    $283   $869    $1482   $3143
         SP Large Cap Value Portfolio                    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP MFS Capital Opportunities Portfolio          $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP MFS Mid Cap Growth Portfolio                 $1288   $1750   $2056   $2898    $258   $794    $1358   $2898
         SP PIMCO High Yield Portfolio                   $1269   $1693   $1962   $2709    $239   $738    $1264   $2709
         SP PIMCO Total Return Portfolio                 $1263   $1674   $1930   $2646    $233   $719    $1232   $2646
         SP Prudential U.S. Emerging Growth Portfolio    $1278   $1718   $2004   $2794    $248   $763    $1306   $2794
         SP Small/Mid Cap Value Portfolio                $1293   $1765   $2082   $2949    $263   $810    $1384   $2949
         SP Strategic Partners Focused Growth Portfolio  $1289   $1753   $2061   $2908    $259   $797    $1363   $2908

JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                $1280   $1725   $2014   $2814    $250   $769    $1316   $2814

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 4A:                      EXAMPLE 4B:
                                                        IF YOU WITHDRAW YOUR ASSETS      IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                        1 YR    3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Prudential Global Portfolio                    $1329   $1871   $2257   $3293     $299      $915     $1559      $3293
         Prudential Jennison Portfolio                  $1307   $1806   $2149   $3082     $277      $850     $1451      $3082
         Prudential Money Market Portfolio              $1285   $1740   $2040   $2867     $255      $785     $1342      $2867
         Prudential Stock Index Portfolio               $1282   $1731   $2024   $2835     $252      $775     $1326      $2835
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1349   $1932   $2358   $3489     $319      $977     $1660      $3489
         SP AIM Aggressive Growth Portfolio             $1352   $1941   $2373   $3518     $322      $986     $1675      $3518
         SP AIM Growth and Income Portfolio             $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP Alliance Large Cap Growth Portfolio         $1355   $1951   $2388   $3547     $325      $995     $1690      $3547
         SP Alliance Technology Portfolio               $1376   $2012   $2488   $3738     $346     $1056     $1790      $3738
         SP Balanced Asset Allocation Portfolio         $1337   $1895   $2297   $3372     $307      $940     $1599      $3372
         SP Conservative Asset Allocation Portfolio     $1337   $1896   $2299   $3381     $307      $940     $1601      $3381
         SP Davis Value Portfolio                       $1328   $1868   $2252   $3283     $298      $912     $1554      $3283
         SP Deutsche International Equity Portfolio     $1355   $1951   $2388   $3547     $340     $1038     $1761      $3682
         SP Growth Asset Allocation Portfolio           $1342   $1911   $2323   $3421     $312      $955     $1625      $3421
         SP INVESCO Small Company Growth Portfolio      $1361   $1966   $2413   $3596     $331     $1010     $1715      $3596
         SP Jennison International Growth Portfolio     $1370   $1993   $2459   $3682     $340     $1038     $1761      $3682
         SP Large Cap Value Portfolio                   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP MFS Capital Opportunities Portfolio         $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP MFS Mid Cap Growth Portfolio                $1345   $1920   $2338   $3450     $315      $964     $1640      $3450
         SP PIMCO High Yield Portfolio                  $1326   $1865   $2246   $3273     $296      $909     $1548      $3273
         SP PIMCO Total Return Portfolio                $1320   $1846   $2216   $3213     $290      $890     $1518      $3213
         SP Prudential U.S. Emerging Growth Portfolio   $1335   $1889   $2287   $3352     $305      $934     $1589      $3352
         SP Small/Mid Cap Value Portfolio               $1350   $1935   $2363   $3499     $320      $980     $1665      $3499
         SP Strategic Partners Focused Growth
           Portfolio                                    $1346   $1923   $2343   $3460     $316      $967     $1645      $3460

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1337   $1895   $2297   $3372     $307      $940     $1599      $3372

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

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PART II SECTIONS 1-9
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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contact.)

   There are two versions of Strategic Partners Annuity One.

Contract With Credit. One version of the contract:

- provides for a bonus credit that we add to each purchase payment that you make and that vests over time,

-  has higher withdrawal charges and a longer withdrawal charge period, and

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit. The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges and a shorter withdrawal charge period, and

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit."

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than four to seven years after making them, AND

- You do not wish to allocate purchase payments to the fixed interest rate options.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment earlier than four to seven contract anniversaries after making that purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 25 variable investment options and, if you choose the Contract Without Credit, two guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

value of your contract at the time you begin receiving payments.

   As mentioned above, if you choose the Contract Without Credit, two guaranteed fixed interest rate options are available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On and after the annuity date, the annuitant is the owner and may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it. The beneficiary becomes the owner when a death benefit is payable.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 25 VARIABLE INVESTMENT OPTIONS.

The 25 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

THE PRUDENTIAL SERIES FUND

-  Prudential Global Portfolio

-  Prudential Jennison Portfolio (domestic equity)

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Growth and Income Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

-  SP MFS Mid Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, and Prudential Stock Index Portfolio are managed by The Prudential Insurance Company of America ("Prudential"). The remaining portfolios of the Prudential Series Fund are managed by Prudential Investments Fund Management LLC ("PIFM"), a subsidiary of Prudential. In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of Prudential or PIFM.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Corporation

    Prudential Jennison Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Focused Growth Portfolio: Jennison Associates LLC

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC. and Alliance Capital Management L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Growth and Income
    Portfolio: AIM Advisors, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Select Advisers, LP

    SP Deutsche International Equity Portfolio: Bankers Trust Company, part of Deutsche Asset Management and a wholly-owned subsidiary of Deutsche International Bank A.G.

    SP INVESCO Small Company Growth Portfolio: INVESCO

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

    SP MFS Capital Opportunities Portfolio and SP MFS Mid Cap Growth
    Portfolio: Massachusetts Financial Services Company

    SP PIMCO High Yield Portfolio and PIMCO Total Return Portfolio: Pacific Investment Management Company

JANUS ASPEN SERIES

-  Growth Portfolio--Service Shares

Janus Capital Corporation serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate that is always available for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Neither fixed interest rate option is available if you choose the Contract With Credit.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3%.

   DCA Fixed Rate Option With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transfer to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. You may make your transfer request by telephone or in writing to the Prudential Annuity Service Center. You may make up to two telephone transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We will charge you up to $30 for each transfer after the twelfth in a contract year. Currently that charge is $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the Securities and Exchange Commission and applicable state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

The annuitant can begin receiving annuity payments any time after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary that coincides with or follows the annuitant's 90th birthday (unless we agree to another date).

   The Strategic Partners Annuity One variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

You may choose among the income plans described below at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If you have not selected another annuity Option by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, YOU CANNOT CHANGE THE ANNUITY OPTION.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for a period you choose, up to 25 years. We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless the annuitant has specifically instructed us to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If you have not selected an annuity Option by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract value in order to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This Option is not available if you hold your contract in an IRA.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time you choose to receive your annuity payments, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

   Depending upon the annuity Option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the expenses associated with the Strategic Partners Annuity One contract," page 37. In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," on page 35.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit, or "GMIB," is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Depending on applicable state law, the GMIB is not available under all contracts. In addition, the GMIB is subject to certain age restrictions described below.

- If you want the guaranteed minimum income benefit, you must choose this Option when you make your initial purchase payment, and you must also participate in the "Guaranteed Minimum Death Benefit," which we describe later in this prospectus. See "What is the Death Benefit?," page 33.

- If you do choose the guaranteed minimum income benefit, you must continue to participate in this feature until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but will not be able to reinstate it.

- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.25% of the "roll-up value" described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.25% of the roll-up value.) See "What are the expenses associated with the Strategic Partners Annuity One Contract?" on page 37.

- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The length of that waiting period depends upon the age of the annuitant (or, if there is a co-annuitant as well, the age of the older of the two) as shown in the following chart:

  AGE AT     CONTRACT ANNIVERSARY WHEN
   ISSUE           GMIB BECOMES
OF CONTRACT          AVAILABLE
-----------  -------------------------
   0-45                 15
    46                  14
    47                  13
    48                  12
    49                  11
   50-80                10

   Once that period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Annuity Service Center.

   Payout Amount. The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the "protected value" as of the date you exercise the guaranteed minimum income benefit payout option, applied to the guaranteed annuity purchase rates and based on the period certain as described below. Currently, the protected value is equal to the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

2) the adjusted contract value--that is, the contract value minus (i) any charge we impose for premium taxes and (ii), if you have chosen the Contract With Credit, any credit that has not vested--as of the date the exercise of the GMIB payout Option applied to the current annuity purchase rates then in use and based on the "period certain," as described below.

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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   The guaranteed annuity purchase rates are attached to your contract.

   After the contract anniversary on or after the sole or older owner's 80th birthday, we stop increasing the protected value. This means that we do not increase the roll-up by the effective annual interest rate. But when you make a withdrawal on or after that contract anniversary, we still reduce the roll-up value proportionally by the effect of the withdrawal.

   GMIB Annuity Payout Options. We currently offer two guaranteed minimum income benefit annuity payout options. Each involves payment for at least a "period certain," which we define below.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   The annuitant (or co-annuitant) has no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the guaranteed minimum income benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
  85-90         5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the GMIB, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain states' laws may prevent us from limiting your subsequent purchase payments. Consult the Statement of Additional Information for details.

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        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner (or, if there is a joint owner, the last surviving of the owner and joint owner) dies.

CALCULATION OF THE DEATH BENEFIT

If the owner (or the last surviving of the owner and joint owner, if there is a joint owner) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the owner. If death is prior to age 80, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive appropriate proof of death). If you have purchased the Contract With Credit, we will first deduct any non-vested credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

   The protected value of the guaranteed minimum death benefit, which depends upon which option you have chosen, may equal the "step-up value," the "roll-up value," or the greater of the two:

STEP-UP GUARANTEED MINIMUM DEATH BENEFIT--The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen the base death benefit and death occurs on or after age 80, the beneficiary will receive the base death benefit described above. If you have chosen a guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the death benefit as of age 80, reduced proportionally by any withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the protected value was $80,000, the new protected value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- The contract can continue, and the spouse will become the new owner of the contract; or

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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   Special rules also apply if the contract has an owner and a joint owner and they are spouses at the time that one dies. If that occurs, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   Finally, special rules apply if the contract has an owner and a joint owner, and they are not spouses at the time that one dies. In that situation, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within 5 years of the date of death of the last to survive of the owner or joint owner.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
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PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase. However, no purchase payments may be made on or after the earliest of the 80th birthday of (i) the owner, (ii) the joint owner, or (iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. Depending on applicable state law, lower limits may apply. Consult the Statement of Additional Information for details.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   If you purchase the Contract Without Credit and you allocated all or part of your initial purchase payment to the DCA Fixed Rate Option, we will treat your transfer allocation instructions for the DCA Fixed Rate Option as part of your allocation instructions for subsequent purchase payments until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit is allocated to the variable investment options in the same percentages as the purchase payment.

   The credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%.

   Each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a

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HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   If you exercise your right to cancel the contract, we will take back the entire credit. If we pay a death benefit under the contract, we will take back the non-vested portion of any credit we applied one year prior to the date of death or later.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule. We are in the process, however, of enhancing those contracts to make sure that their vesting schedules are no less favorable to you than the above vesting schedule. Accordingly, we intend to follow the above vesting schedule even if your contract currently shows a less favorable schedule.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC
        PARTNERS ANNUITY ONE CONTRACT?
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THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for our assumption of the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative charge is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance and administrative charge for your contract cannot be increased. We may use any profits from this charge to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to 1.40% on an annual basis if you choose the base death benefit, 1.60% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and 1.70% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up and step-up.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.25% of the roll-up value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value remaining would not be enough to cover the then applicable GMIB charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the GMIB was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable GMIB charge, we will deduct the GMIB Charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.25% of the roll-up value. Consult the Statement of Additional Information for details.

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WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   We will not impose the GMIB charge after the income phase begins, after you revoke the GMIB option, or after you choose your GMIB payout option.

   Currently, only the roll-up guaranteed minimum income benefit option is available. In the future, we may also offer a step-up option or the greater of the step-up or roll-up option, for which different charges will apply.

ANNUAL CONTRACT FEE

Currently, we do not deduct an annual contract fee for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made, and is a percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE
     DATE OF EACH        CONTRACT WITH CREDIT   CONTRACT WITHOUT CREDIT
   PURCHASE PAYMENT       WITHDRAWAL CHARGE        WITHDRAWAL CHARGE
-----------------------  --------------------   -----------------------
           0                      7%                       7%
           1                      7%                       6%
           2                      7%                       5%
           3                      6%                       4%
           4                      5%                       3%
           5                      4%                       2%
           6                      3%                       1%
           7                      2%                       0%
           8                      1%                       0%
           9                      0%                       0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.

   If you request a withdrawal, we will:

- deduct an amount from the contract value that is sufficient to pay the withdrawal charge,

- if you have chosen the Contract With Credit, take back any credit that has not vested under the vesting schedule, and

-  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw up to 10% of your net purchase payments without paying a withdrawal charge. For purposes of determining the withdrawal charge, withdrawals of this 10% "charge-free" amount will come first from purchase payments, on a first-in first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on that date. Once you have withdrawn all purchase payments, further withdrawals will come from any remaining earnings. Earnings are not subject to withdrawal charges.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. This waiver is not available if the owner has assigned ownership of the contract to someone else.

   Regardless whether we waive withdrawal charges, we will take back any credits that have not vested under the vesting schedule. If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

PREMIUM TAXES

Some states and municipalities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay them. Some of these taxes are due when the contract is issued, while others are due when annuity payments begin. It is our current practice not to deduct a charge for these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5% of the contract value. If, in the future, we are charged for additional taxes that are based on purchase payments, we will pass that charge on to contract owners.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee proportionately from all the investment options involved in the transfer. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
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YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

- CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract on the day you made the withdrawal, minus any applicable fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the variable investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees and, if you have purchased the Contract With Credit, take back any credit corresponding to the purchase payments you are withdrawing, from the assets in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR MORE INFORMATION, SEE SECTION 8, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT," ON PAGE 41 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED WITHDRAWALS AS WELL AS ANY OTHER WITHDRAWALS MADE FROM YOUR CONTRACT.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists during which sales and redemptions of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC
        PARTNERS ANNUITY ONE CONTRACT?
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The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

   If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit and guaranteed minimum income benefit are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum

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        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally choose not to have tax withheld from your payments. You must make that choice on the appropriate forms that we provide.

ANNUITY QUALIFICATION

   DIVERSIFICATION AND INVESTOR CONTROL In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   REQUIRED DISTRIBUTIONS UPON YOUR DEATH Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   CHANGES IN THE CONTRACT We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

-  You are a nonresident alien.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

-  You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Tax Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

TYPES OF TAX FAVORED PLANS

   IRAS If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 48 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Tax Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds into another
Section 401(a) plan or TDA (although you may be able to transfer the funds to another IRA).

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAS Congress amended the Tax Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are

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   not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Tax Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION OPTION

If you hold the contract under an IRA or other tax favored plan, you can satisfy the IRS minimum distribution requirements described above (generally, distribution after age 70 1/2) under the contract without either beginning annuity payments or making a withdrawal of a portion of the contract. You, as owner of the contract, can select either a "calculation" or "recalculation" method to determine the minimum distribution. We will send you a check for the minimum distribution amount, less any other partial withdrawals that you made during the year. More information on the mechanics of this calculation is available on request.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% penalty tax to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Tax Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, you will be withheld at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Tax Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and

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other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 37.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 45.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 48.

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        9:

OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York and is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to do business. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

   Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   The plan of reorganization, which hasn't been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts, and do not

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reduce the amount of your investment. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 33. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Annuity One are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

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IRA DISCLOSURE STATEMENT
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This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000 -- $40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2000. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make

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to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(A) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which

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does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(B) DISTRIBUTION AT AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(C) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(D) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be

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includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

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GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract With Credit, any credit that has not yet vested.

ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and a longer withdrawal charge period, and has no fixed rate investment options available.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has lower withdrawal charges and a shorter withdrawal charge period, and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. The credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. See "How Can I Purchase A Strategic Partners Annuity One Contract" on page 35.

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested or a potentially greater amount related to

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market appreciation. A guaranteed minimum death benefit is available for an additional charge.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount of the benefit. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will equal the "roll-up value."

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

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GLOSSARY CONTINUED
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SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," page 41.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

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